UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 or15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): December 9, 2004

The Navigators Group, Inc.

(Exact name of registrant as specified in its chapter)

DELAWARE	0-15886	13-3138397
(State of organization)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

One Penn Plaza, New York, NY		10119
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 244-2333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry Into A Material Definitive Agreement

                        The Company issued a common stock grant award to Stanley A. Galanski, President and Chief Executive Officer, pursuant to the 2002 Stock Incentive Plan, incorporated herein by reference, and the award certificate attached as Exhibit 10.1

SIGNATURE

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAVIGATORS GROUP, INC.
(Registrant)

/s/ Bradley D. Wiley
Name: Bradley D. Wiley
Title: Senior Vice President, Financial Compliance
Officer and Secretary

Date: December 14, 2004

INDEX TO EXHIBITS

Number	Description

10.1	Common Stock Grant Award to Stanley A. Galanski under the 2002 Stock Incentive Plan.